                                                                      Exhibit 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


COLLECTION PERIOD BEGINNING:                                            2/1/2003
COLLECTION PERIOD ENDING:                                              2/28/2003
PREV. DISTRIBUTION/CLOSE DATE:                                         2/12/2003
DISTRIBUTION DATE:                                                     3/12/2003
DAYS OF INTEREST FOR PERIOD:                                                  28
DAYS OF COLLECTION PERIOD                                                     28
MONTHS SEASONED:                                                               7


                                                                     ORIGINAL
PURCHASES            UNITS      CUT-OFF DATE     CLOSING DATE      POOL BALANCE
----------------    -------     ------------     ------------     --------------
INITIAL PURCHASE     57,520        7/31/2002        8/21/2002     879,123,207.32
SUB. PURCHASE #1
SUB. PURCHASE #2
                    =======     ============     ============     ==============
TOTAL                57,520                                       879,123,207.32



I.    ORIGINAL DEAL PARAMETERS

                                DOLLAR AMOUNT     # OF CONTRACTS
                              ---------------     --------------
      Original Portfolio :    $ 879,123,207.32            57,520


                                                               LEGAL FINAL
      Original Securities:      DOLLAR AMOUNT      COUPON       MATURITY
                              ----------------    -------      -----------
          Class A-1 Notes     $ 202,000,000.00    1.72313%       9/12/2003
          Class A-2 Notes       231,000,000.00    1.99000%       1/12/2006
          Class A-3 Notes       187,000,000.00    2.62000%       2/12/2007
          Class A-4 Notes       206,374,000.00    3.24000%       8/12/2009
          Class B Notes          52,749,207.32    8.00000%       8/12/2009
                              ----------------
               Total          $ 879,123,207.32



II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


 (1)     Beginning of period Aggregate Principal Balance                                    (1) 780,547,365.50
                                                                                                --------------

 (2)     Subsequent Receivables Added                                                       (2)             --
                                                                                                --------------

         Monthly Principal Amounts


         (3)     Principal Portion of Scheduled Payments Received     (3) 9,699,758.54
                                                                          ------------
         (4)     Principal Portion of Prepayments Received            (4) 6,240,365.56
                                                                          ------------
         (5)     Principal Portion of Liquidated Receivables          (5) 5,933,981.06
                                                                          ------------
         (6)     Aggregate Amount of Cram Down Losses                 (6)           --
                                                                          ------------
         (7)     Other Receivables adjustments                        (7)           --
                                                                          ------------

         (8)     Total Principal Distributable Amounts                                      (8)  21,874,105.16
                                                                                                --------------

 (9)     End of Period Aggregate Principal Balance                                          (9) 758,673,260.34
                                                                                                ==============

(10)     Pool Factor  (Line 9 / Original Pool Balance)                                     (10)       86.2989%
                                                                                                ==============



III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                                   CLASS A-1        CLASS A-2        CLASS A-3
                                               ----------------   --------------   --------------

(11)   Original Note Balance             $ 202,000,000.00   231,000,000.00   187,000,000.00
                                         ----------------   --------------   --------------

(12)   Beginning of period
         Note Balance                       62,507,681.64   231,000,000.00   187,000,000.00
                                         ----------------   --------------   --------------

(13)   Noteholders' Principal
         Distributable Amount               19,249,212.54               --               --
(14)   Class A Noteholders'
         Accelerated Principal Amount                  --               --               --
(15)   Class A Noteholders'
         Principal Carryover Amount                    --               --               --
(16)   Policy Claim Amount                             --               --               --
                                         ----------------   --------------   --------------

(17)   End of period Note Balance           43,258,469.10   231,000,000.00   187,000,000.00
                                         ================   ==============   ==============
(18)   Note Pool Factors
         (Line 17 / Line 11)                      21.4151%        100.0000%        100.0000%


                                                  CLASS A-4       CLASS B             TOTAL
                                               --------------   -------------   ----------------

(11)   Original Note Balance             206,374,000.00   52,749,207.32   $ 879,123,207.32
                                         --------------   -------------    ---------------

(12)   Beginning of period
         Note Balance                    206,374,000.00   47,044,603.08     733,926,284.72
                                         --------------   -------------    ---------------

(13)   Noteholders' Principal
         Distributable Amount                        --    6,817,267.89      26,066,480.43
(14)   Class A Noteholders'
         Accelerated Principal Amount                --                                 --
(15)   Class A Noteholders'
         Principal Carryover Amount                  --                                 --
(16)   Policy Claim Amount                           --                                 --
                                         --------------   -------------    ---------------

(17)   End of period Note Balance        206,374,000.00   40,227,335.19     707,859,804.29
                                         ==============   =============    ===============

(18)   Note Pool Factors
         (Line 17 / Line 11)                   100.0000%        76.2615%           80.5188%



(19)   Class A Noteholders'
         Ending Note Balance                    667,632,469.10

(20)   Class B Noteholders'
         Ending Note Balance                     40,227,335.19

(21)   Class A Noteholders'
         Beginning Note Balance                 686,881,681.64

(22)   Class B Noteholders'
         Beginning Note Balance                  47,044,603.08

(23)   Total Noteholders Principal
         Distribution for Collection Period      26,066,480.43

(24)   Total Noteholders Interest
         Distribution for Collection Period       1,745,972.38

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:


(25)     Total Monthly Principal Collection Amounts                                               (25) 21,874,105.16
                                                                                                       -------------
(26)     Required Pro Forma Class A Note Balance (88% x Line 9)           (26) 667,632,469.10
                                                                               --------------
(27)     Pro Forma Class A Note Balance (Line 21 - Line 8)                (27) 665,007,576.48
                                                                               --------------
(28)     Step-Down Amount (Max of 0 or (Line 26 - Line 27))               (28)   2,624,892.62           2,624,892.62
                                                                                 ------------           ------------
(29)     Principal Distribution Amount (Line 25 - Line 28)                                        (29) 19,249,212.54
                                                                                                       =============



V.    RECONCILIATION OF COLLECTION ACCOUNT:


               AVAILABLE FUNDS

         (30)     Interest Collections                               (30) 10,641,713.42
                                                                          -------------
         (31)     Repurchased Loan Proceeds
                    Related to Interest                              (31)            --
                                                                          -------------
         (32)     Principal Collections                              (32)  9,699,758.54
                                                                          -------------
         (33)     Prepayments in Full                                (33)  6,240,365.56
                                                                          -------------
         (34)     Prepayments in Full Due to
                     Administrative Repurchases                      (34)            --
                                                                          -------------
         (35)     Repurchased Loan Proceeds Related to Principal     (35)            --
                                                                          -------------
         (36)     Collection of Supplemental Servicing
                     - Extension and Late Fees                       (36)    253,168.90
                                                                          -------------
         (37)     Collection of Supplemental Servicing
                     - Repo and Recovery Fees Advanced               (37)            --
                                                                          -------------
         (38)     Liquidation Proceeds                               (38)  1,968,416.33
                                                                          -------------
         (39)     Recoveries from Prior Month Charge-Offs            (39)    287,860.90
                                                                          -------------
         (40)     Investment Earnings - Collection Account           (40)     19,023.27
                                                                          -------------
         (41)     Investment Earnings - Spread Account               (41)     22,724.51
                                                                          -------------
         (42)     Total Available Funds                                                      (42) 29,133,031.43
                                                                                                  -------------

               DISTRIBUTIONS:

         (43)     Base Servicing Fee - to Servicer                   (43)  1,463,526.31
                                                                          -------------
         (44)     Supplemental Servicing Fee - to Servicer           (44)    385,062.47
                                                                          -------------
         (45)     Indenture Trustee Fees                             (45)        250.00
                                                                          -------------
         (46)     Owner Trustee Fees                                 (46)            --
                                                                          -------------
         (47)     Backup Servicer Fees                               (47)            --
                                                                          -------------

               NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                              BEGINNING       INTEREST   INTEREST                          CALCULATED
                  CLASS      NOTE BALANCE    CARRYOVER    RATE      DAYS     DAYS BASIS     INTEREST
                ---------   --------------   ---------   --------   ----    ------------   ----------

         (48)   Class A-1    62,507,681.64          --    1.72313%    28    Act.Days/360    83,773.56          (48)  83,773.56
                                                                                                                    ----------
         (49)   Class A-2   231,000,000.00          --    1.99000%    30       30/360      383,075.00          (49) 383,075.00
                                                                                                                    ----------
         (50)   Class A-3   187,000,000.00          --    2.62000%    30       30/360      408,283.33          (50) 408,283.33
                                                                                                                    ----------
         (51)   Class A-4   206,374,000.00          --    3.24000%    30       30/360      557,209.80          (51) 557,209.80
                                                                                                                    ----------
         (52)    Class B     47,044,603.08          --    8.00000%    30       30/360      313,630.69          (52) 313,630.69
                                                                                                                    ----------

               NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                                                     MANDATORY
                               PRINCIPAL      PRINCIPAL    EXCESS       NOTE                  TOTAL
                  CLASS      DISTRIBUTION    CARRYOVER   PRIN. DUE   PREPAYMENT            PRINCIPAL
                ---------   --------------   ---------   ---------   ----------   ----   -------------
         (53)   Class A-1    19,249,212.54          --          --           --     --   19,249,212.54     (53) 19,249,212.54
                                                                                                                --------------
         (54)   Class A-2               --          --          --           --     --              --     (54)            --
                                                                                                                --------------
         (55)   Class A-3               --          --          --           --     --              --     (55)            --
                                                                                                                --------------
         (56)   Class A-4               --          --          --           --     --              --     (56)            --
                                                                                                                --------------
         (57)    Class B                --          --          --           --     --              --     (57)            --
                                                                                                                --------------

         (58)   Insurer Premiums - to AMBAC                          (58)    127,963.00
                                                                             ----------
         (59)   Total Distributions                                                          (59) 22,971,986.70
                                                                                                  -------------
(60)     Excess Available Funds (or Premium Claim Amount)                                    (60)  6,161,044.73
                                                                                                  -------------
(61)     Deposit to Spread Account to Increase to Required Level                             (61)            --
                                                                                                  -------------
(62)     Amount available for Noteholders' Accelerated Principle Amount                      (62)            --
                                                                                                  -------------
(63)     Amount available for Deposit into the Note Distribution Account                     (63) 6,161,044.73
                                                                                                  -------------



VI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:


(64)     Excess Available Funds After Amount to
           Increase Spread to Required Level
           (Line 60 - Line 61)                                      (64)   6,161,044.73
                                                                         --------------
(65)     Spread Account Balance in Excess of
           Required Spread Balance                                  (65)     656,223.16
                                                                         --------------
(66)     Total Excess Funds Available                               (66)   6,817,267.89
                                                                         --------------
(67)     Pro Forma Class A Note Balance
           (Line 21 - Line 8)                                       (67) 665,007,576.48
                                                                         --------------
(68)     Required Pro Forma Class A Note Balance
           (88% x Line 9)                                           (68) 667,632,469.10
                                                                         --------------
(69)     Excess of Pro Forma Balance over Required Balance
           (Line 67 - Line 68)                                      (69)             --
                                                                         --------------
(70)     Lesser of (Line 68) or (Line 69)                           (70)             --
                                                                         --------------
(71)     Accelerated Principal Amount
                 (Lesser of Line 66 or 70)                                                         (71)            --
                                                                                                       --------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


VII.  RECONCILIATION OF SPREAD ACCOUNT:                          INITIAL DEPOSIT                                            TOTAL
                                                                 ---------------                                       -------------
(72)     INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS             26,373,696.22                                       26,373,696.22
                                                                 ---------------                                       -------------

(73)     BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                               (73) 23,416,420.97
                                                                                                                       -------------
         ADDITIONS TO SPREAD ACCOUNT

         (74)     Deposit from Collection Account (Line 61)                         (74)              --
                                                                                         ---------------
         (75)     Investments Earnings                                              (75)       22,724.51
                                                                                         ---------------
         (76)     Deposits Related to Subsequent Receivables
                    Purchases                                                       (76)              --
                                                                                         ---------------
         (77)     Total Additions                                                                                 (77)     22,724.51
                                                                                                                       -------------

                  SPREAD ACCOUNT BALANCE AVAILABLE FOR
                  WITHDRAWALS AND SPREAD ACCOUNT                                                                  (78) 23,439,145.48
                  REQUIREMENT AMOUNT                                                                                   -------------

         (79)     3% of the Ending Pool Balance (3% x Line 9)                       (79)   22,760,197.81
                                                                                         ---------------
         (80)     Floor Amount (1.5% of Original Pool Balance)     13,186,848.11    (80)              --
                                                                   -------------         ---------------
         (81)     If a Spread Cap Event exists then 6% of the
                    Ending Pool Balance                                       --    (81)              --
                                                                   -------------         ---------------
         (82)     If a Trigger Event exists then an unlimited
                    amount as determined by the Controlling
                    Party                                                           (82)              --
                                                                                         ---------------
         (83)     Spread Account Requirement                                                                      (83) 22,760,197.81
                                                                                                                       -------------

                  WITHDRAWALS FROM SPREAD ACCOUNT


         (84)     Withdrawal pursuant to Section 5.1(b)
                    (Transfer Investment Earnings to the
                    Collection Account)                                             (84)       22,724.51
                                                                                         ---------------
         (85)     Withdrawal pursuant to Section 5.7
                    (Spread Account Draw Amount)                                    (85)              --
                                                                                         ---------------
         (86)     Withdrawal pursuant to Section 5.7(b)(x)
                    (Unpaid amounts owed to the Insurer)                            (86)              --
                                                                                         ---------------
         (87)     Withdrawal pursuant to Section 5.7(b)(xiii)
                    (Other unpaid amounts owed to the Insurer)                      (87)              --
                                                                                         ---------------
         (88)     Withdrawal pursuant to Section 5.7(b)(xiv)
                    (Note Distribution Account - Class A
                    Noteholders' Accelerated Principal Amount)                      (88)              --
                                                                                         ---------------
         (89)     Withdrawal pursuant to Section 5.7(b)(xv)
                    (Note Distribution Account - Class B
                    Noteholders' Principal)                                         (89)      656,223.16
                                                                                         ---------------

         (90)     Total Withdrawals                                                 (90)      678,947.67
                                                                                         ---------------
                                                                                                                  (91)    678,947.67
                                                                                                                       -------------

                  END OF PERIOD SPREAD ACCOUNT BALANCE                                                            (92) 22,760,197.81
                                                                                                                       -------------


VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

(93)        Aggregate Principal Balance                                             (93) 758,673,260.34
                                                                                         --------------
(94)        End of Period Class A Note Balance                                      (94) 667,632,469.10
                                                                                         --------------
(95)        Line 93 less Line 94                                                    (95)  91,040,791.24
                                                                                         --------------
(96)        OC Level (Line 95 / Line 93)                                            (96)           12.00%
                                                                                          --------------
(97)        Ending Spread Balance as of a percentage of Aggregate Principal
              Balance (Line 92 / Line 93)                                           (97)            3.00%
                                                                                          --------------
(98)        OC Percentage (Line 96 + Line 97)                                                                    (98)         15.00%
                                                                                                                       ------------


IX.   AMOUNTS DUE TO CERTIFICATEHOLDER

(99)        Beginning of Period Class B Noteholder Balance                                                       (99) 47,044,603.08
(100)       Funds Available to the Class B Noteholder                                                            (100) 6,817,267.89
(101)       Remaining Balance to the Certificateholder                                                           (101)           --

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:       (S)/Mike Wilhelms
          -----------------
Name:     Mike Wilhelms
          -------------
Title:    Sr. VP & Chief Financial Officer
          --------------------------------
Date:     6-Mar-2003
          ----------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS



This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.


COLLECTION PERIOD BEGINNING:     02/01/2003     Original Pool Balance                                      $ 879,123,207.32
COLLECTION PERIOD ENDING:        02/28/2003
PREV. DISTRIBUTION/CLOSE DATE:   02/12/2003     Beginning of Period Pool Balance                             780,547,365.50
DISTRIBUTION DATE:               03/12/2003     Principal Reduction during preceding Collection Period        21,874,105.16
DAYS OF INTEREST FOR PERIOD:             28     End of Period Pool Balance                                 $ 758,673,260.34
DAYS IN COLLECTION PERIOD:               28
MONTHS SEASONED:                          7


I.    COLLECTION PERIOD NOTE BALANCE CALCULATION:        CLASS A-1         CLASS A-2         CLASS A-3         CLASS A-4
-------------------------------------------------     ---------------   ---------------   ---------------   ---------------
(1)   Original Note Balance                       (1) $202,000,000.00   $231,000,000.00   $187,000,000.00   $206,374,000.00
                                                      ---------------   ---------------   ---------------   ---------------

(2)   Beginning of Period Note Balance            (2)   62,507,681.64    231,000,000.00    187,000,000.00    206,374,000.00

(3)   Note Principal Payments                     (3)   19,249,212.54              0.00              0.00              0.00

(4)   Preliminary End of period Note Balance      (4)   43,258,469.10    231,000,000.00    187,000,000.00    206,374,000.00
                                                      ---------------   ---------------   ---------------   ---------------

(5)   Policy Claim Amount                         (5)            0.00              0.00              0.00              0.00

(6)   End of period Note Balance                  (6)   43,258,469.10    231,000,000.00    187,000,000.00    206,374,000.00
                                                      ===============   ===============   ===============   ===============

(7)   Note Pool Factors  (6) / (1)                (7)      21.4150837%      100.0000000%      100.0000000%      100.0000000%
                                                      ===============   ===============   ===============   ===============



I.    COLLECTION PERIOD NOTE BALANCE CALCULATION:        CLASS B            TOTAL
-------------------------------------------------     ---------------   ---------------
(1)   Original Note Balance                       (1) $52,749,207.32   $879,123,207.32
                                                      ---------------   ---------------

(2)   Beginning of Period Note Balance            (2)  47,044,603.08    733,926,284.72

(3)   Note Principal Payments                     (3)   6,817,267.89     26,066,480.43

(4)   Preliminary End of period Note Balance      (4)  40,227,335.19    707,859,804.29
                                                      ---------------   ---------------

(5)   Policy Claim Amount                         (5)           0.00              0.00

(6)   End of period Note Balance                  (6)  40,227,335.19    707,859,804.29
                                                      ===============   ===============

(7)   Note Pool Factors  (6) / (1)                (7)      76.2614971%       80.5188395%
                                                      ===============   ===============





II.   NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT    CLASS A-1         CLASS A-2         CLASS A-3         CLASS A-4
-------------------------------------------------     ---------------   ---------------   ---------------   ---------------
(8)   Note Interest Payments                      (8)       83,773.56        383,075.00        408,283.33        557,209.80
(9)   Interest Carryover Amount                   (9)            0.00              0.00              0.00              0.00


II.   NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT     CLASS B            TOTAL
-------------------------------------------------     ---------------   ---------------
(8)   Note Interest Payments                      (8)      313,630.69      1,745,972.38
(9)   Interest Carryover Amount                   (9)            0.00              0.00


III.  DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE        CLASS A-1         CLASS A-2        CLASS A-3          CLASS A-4
-------------------------------------------------     ---------------   ---------------   ---------------   ---------------
(10)  Principal Distribution                     (10)           95.29              0.00              0.00              0.00
(11)  Interest Distribution                      (11)            1.34              1.66              2.18              2.70
                                                      ---------------   ---------------   ---------------   ---------------

(12)  Total Distribution  (10) + (11)            (12)           96.63              1.66              2.18              2.70


III.  DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE        CLASS B             TOTAL
-------------------------------------------------     ---------------   ---------------
(10)  Principal Distribution                     (10)          129.24            224.53
(11)  Interest Distribution                      (11)            6.67             14.55
                                                      ---------------   ---------------

(12)  Total Distribution  (10) + (11)            (12)          135.91            239.08


IV.   SERVICING FEE PAID TO THE SERVICER


(13)   Base Servicing Fee Paid for the Prior Collection Period                                              $  1,463,526.31
(14)   Supplemental Servicing Fee Paid for the Prior Collection Period                                           385,062.47
                                                                                                            ---------------
(15)   Total Fees Paid to the Servicer                                                                      $  1,848,588.78



V.    COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                  CUMULATIVE                     MONTHLY
                                                                                 ------------    -----------    ----------

(16)  Original Number of Receivables                                        (16)       57,520
                                                                                 ------------    -----------    ----------
(17)  Beginning of period number of Receivables                             (17)       54,300                        54,300
(18)  Number of Subsequent Receivables Purchased                            (18)            0                             0
(19)  Number of Receivables becoming Liquidated Receivables during period   (19)        1,321                           416
(20)  Number of Receivables becoming Purchased Receivables during period    (20)            7                             0
(21)  Number of Receivables paid off during period                          (21)        2,774                           466
                                                                                 ------------    -----------    ----------
(22)  End of period number of Receivables                                   (22)       53,418                        53,418
                                                                                 ------------    -----------    ----------


VI.   STATISTICAL DATA: (CURRENT AND HISTORICAL)


                                                                                   ORIGINAL      PREV. MONTH      CURRENT
                                                                                 ------------    -----------    ----------
(23)  Weighted Average APR of the Receivables                               (23)        18.03%         18.03%         18.02%
(24)  Weighted Average Remaining Term of the Receivables                    (24)         60.3           55.0           54.1
(25)  Weighted Average Original Term of Receivables                         (25)         64.7           64.8           64.8
(26)  Average Receivable Balance                                            (26)      $15,284        $14,375        $14,203
(27)  Aggregate Realized Losses                                             (27)           $0     $3,491,302     $3,677,704

VII.  DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)


      Receivables with Scheduled Payment delinquent                                UNITS           DOLLARS      PERCENTAGE
                                                                                 ------------    -----------    ----------
(28)  31-60 days                                                            (28)        2,125    $30,626,424           4.04%
(29)  61-90 days                                                            (29)          714     10,006,872           1.32%
(30)  over 90 days                                                          (30)          708     10,218,490           1.35%
                                                                                 ------------    -----------    ----------
(31)  Receivables with Scheduled Payment delinquent
        more than 30 days at end of period                                  (31)        3,547    $50,851,787           6.70%


VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

(32)  Total Net Liquidation Losses for the preceding Collection Period                                         (32)   3,677,703.83
(33)  Beginning of Period Pool Balance                                                                         (33) 780,547,365.50
(34)  Net Loss Rate                                                                                            (34)            0.47%


IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

(35)  Aggregate Principal Balance of Receivables extended
        during the preceding collection period                                                                 (35)    5,877,307.84
(36)  Beginning of Period Pool Balance                                                                         (36)  780,547,365.50
(37)  Monthly Extension Rate                                                                                   (37)            0.75%


X.    PERFORMANCE TESTS:


      DELINQUENCY RATE

(38)  Receivables with Scheduled Payment delinquent
       > 60 days at end of preceding collection period (29 + 30)                  (38) $ 20,225,362.32
                                                                                       ---------------
(39)  End of period Principal Balance                                             (39)  758,673,260.34
                                                                                       ---------------
(40)  Delinquency Ratio (38) divided by (39)                                                                   (40)            2.67%
                                                                                                                    ---------------

(41)  Delinquency Rate Trigger Level for the Preceding Collection Period                                       (41)            6.75%
                                                                                                                    ---------------

(42)  Preceding Collection Period Delinquency Rate Compliance                                                  (42)            PASS
                                                                                                                    ---------------



ROLLING AVERAGE NET LOSS RATE

(43)  Net Loss Rate in Preceding Collection Period                                (43)            0.47%
                                                                                       ---------------
(44)  Net Loss Rate in Second Preceding Collection Period                         (44)            0.44%
                                                                                       ---------------
(45)  Net Loss Rate in Third Preceding Collection Period                          (45)            0.33%
                                                                                       ---------------

(46)  Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                                                     (46)            0.41%
                                                                                                                    ---------------

(47)  Rolling Average Net Loss Rate Trigger Level for the Preceding Collection Period                          (47)           14.00%
                                                                                                                    ---------------

(48)  Preceding Collection Period Rolling Average Net Loss Rate Compliance                                     (48)            PASS
                                                                                                                    ---------------


AVERAGE MONTHLY EXTENSION RATE

(49)  Principal Balance of Receivables extended during
       preceding Collection Period                                                (49)            0.75%
                                                                                       ---------------
(50)  Principal Balance of Receivables extended during
       the Second Preceding Collection Period                                     (50)            0.98%
                                                                                       ---------------
(51)  Principal Balance of Receivables extended during
       the Third Preceding Collection Period                                      (51)            0.97%
                                                                                       ---------------

(52)  Average Monthly Extension Rate ((49) +(50) +(51)) / 3                                                    (52)            0.90%
                                                                                                                    ---------------

(53)  Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)                                  (53)            PASS
                                                                                                                    ---------------



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com



By:       (S)/Mike Wilhelms
          -----------------
Name:     Mike Wilhelms
          -------------
Title:    Sr. VP & Chief Financial Officer
          --------------------------------
Date:     6-Mar-2003
          ----------



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